CONSENT OF INDEPENDENT AUDITORS



          We consent to the reference to our firm under the caption "Financial Highlights" and "Independent Auditors" in this Post- Effective Amendment No.2 to the Registration Statement on Form N-1A No. 333-45959) of E.I.I. Realty Securities Trust.

                              /s/ ERNST & YOUNG LLP



  New York, New York
  September 8, 1999